Bear Stearns SMid-Cap Investor Conference November 14, 2006 Exhibit 99.1

Forward-looking Statements and Associated Risk Factors
Safe Harbor Provisions of the Private Litigation Reform Act of 1995
This presentation, like other written and oral communications presented by New York Community Bancorp, Inc. and its authorized officers, may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. New York Community
Bancorp, Inc. intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation
Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions, may be identified by their reference to future periods and include, without limitation, those statements relating to the anticipated effects of the proposed transaction between New York Community Bancorp, Inc. and PennFed Financial Services, Inc. ( the ”Companies”).
The following factors, among others, could cause the actual results of the transaction and the expected benefits of the transaction to the combined company and to the Companies’ shareholders, to differ materially from the expectations stated in this presentation: the ability of the Companies to consummate the transaction;
a materially adverse change in the financial condition or results of operations of either company; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any management personnel it may acquire into its operations pursuant to the transaction; and the ability to realize the related revenue synergies and cost savings within the expected time frames.
In addition, factors that could cause the actual results of the transaction to differ materially from current expectations include, but are not limited to, general economic conditions and trends, either nationally or locally in some or all of the areas in which the Companies and their customers conduct their respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect the Companies’ net income, the level of prepayment penalties and other future cash flows, or the market value of their assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the Companies’ local markets; changes in the financial or operating performance of the
Companies’ customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the Companies’ loans; changes in the quality or composition of the Companies’ loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in the customer base of either company; potential exposure to unknown or contingent liabilities of companies targeted by New York Community
Bancorp, Inc. for acquisition; the Companies’ timely development of new lines of business and competitive products or services within existing lines of business in a changing environment, and the acceptance of such products or services by the Companies’ customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; the outcome of pending or threatened litigation or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Companies; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in banking, securities, tax, environmental, and insurance law, regulations, and policies, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines;
changes in legislation and regulation; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which the Companies are highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the Companies’ operations, pricing, and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Companies’ control.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company disclaims any obligation to update any forward-looking statements.

Other Required Legal Disclosures
This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities.  New York Community Bancorp, Inc. will file a registration statement containing a proxy statement/prospectus, and other relevant documents concerning the proposed transaction, with the U.S.
Securities and Exchange Commission (the “SEC”).  WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT CONTAINING THE
PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN
IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC’s web site (www.sec.gov).  In addition, documents filed with the SEC by
New York Community Bancorp, Inc. will be available free of charge from the Investor Relations Department, New York Community Bancorp, Inc., 615
Merrick Avenue, Westbury, New York 11590.

We are a leading financial institution in the competitive New York metropolitan region.
(a) SNL DataSource
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
With total assets of $28.9 billion at 9/30/06:
We operate the fourth largest thrift in the nation and the largest in New York State.
(a)
With multi-family loans totaling $14.7 billion at 9/30/06:
We are the leading producer of multi-family loans for portfolio in New York City.
(a)
With total deposits of $13.8 billion at 9/30/06:
We operate the tenth largest thrift depository in the nation and the third largest in New
York State.
(a)
With the acquisitions of Long Island Financial Corp. in December 2005 and Atlantic
Bank of New York in April 2006:
We now operate 29 commercial bank branches in Manhattan, Queens, Brooklyn,
Westchester County, and Long Island.
With our proposed acquisition of PennFed Financial Services, Inc.:
We expect to operate the seventh largest depository in Essex County, New Jersey and the 12th largest in our New Jersey marketplace.
(a)(b)
We will have a network of 190 branches serving the New York metropolitan region.
(b)

The foundation for our success is a consistent business model that has focused on building value while, at the same time, building the Company.
(a) Please see pages 25 and 26 for a reconciliation of our GAAP and operating efficiency ratios.
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
The origination of multi-family loans:
-
$18.0 billion of multi-family loans originated in the current decade, including $4.7 billion in 2005 and $2.4 billion year-to-date
The maintenance of strong credit standards, resulting in a consistent record of solid asset quality:
-
No net charge-offs for 40 consecutive quarters (4Q 1994 - 3Q 2004)
-
Charge-offs of $21,000 in 2005 and $279,000 year-to-date – all on acquired assets
The efficient operation of our Company and our branch network:
-
Operating efficiency ratio of 28.86% in 2005 and 37.08% year-to-date
(a)
The growth of our business through accretive merger transactions:
-
November 2000: Haven Bancorp, Inc. (HAVN)
-
July 2001: Richmond County Financial Corp. (RCBK)
-
October 2003: Roslyn Bancorp, Inc. (RSLN)
-
December 2005: Long Island Financial Corp. (LICB)
-
April 2006: Atlantic Bank of New York (ABNY)
-
March 2007: PennFed Financial Services, Inc. (PFSB)
(b)

Our multi-family lending niche is profitable, efficient, and resilient.
Niche:  Primarily rent-controlled and -stabilized buildings in NYC
Borrowers: Long-term property owners with a history of building cash flows, often on buildings that have been in their families for multiple generations
Term:   Years 1 – 5:   Fixed at 150 bp above the 5-year CMT
Years 6 – 10: Monthly adjustable rate 250 bp above prime, or fixed rate 275 bp above the 5-year CMT plus 1 point
Prepayment Range from 5 points to 1 point in years 1 through 5; recorded penalties: as interest income
Efficiency: Less costly to originate and service than 1-to-4 family loans
Quality: No losses in our niche for more than 25 years

% of total loans:  74.4%
Average principal balance:  $3.6 million
Average loan-to-value ratio:  63.7%
Expected weighted average life:  3.8 years
9 Mos. originations:  $2.4 billion
% of total loans originated in 9 Mos.: 60.2%
At 9/30/06
$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,700
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 9/30/06
Multi-family Loan Portfolio
(a)
(in millions)
Multi-family loans have grown at a CAGR of 42.5% since 12/31/99.
(a) Amounts exclude net deferred loan origination fees and costs.

(in millions)
$1,611
$3,636
$5,405
$5,489
$10,499
$10,919
$13,396
$17,029
$19,757
$197
$526
$2,578
$4,652
$9,500
$12,119
$7,081
$5,637
$5,209
45.7% 41.2%
% of Total Assets:
3/31/04 12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 18.0% 68.3%
9/30/06
Cash flows from the sale of acquired assets have been converted into securities and then into loans.
12/31/00 12/31/01 12/31/02 12/31/03 12/31/99
Loans
Securities
10.4% 84.3% 11.2% 77.2% 28.0% 58.7% 41.1% 48.5% 40.5% 44.8%

(a) SNL DataSource
0.78%
0.49%
0.60%
0.62%
0.52%
0.44%
0.43%
0.41%
0.17%
0.19% 0.19%
0.15% 0.15%
0.12%
0.11%
0.12%
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 9/30/06
Non-performing Assets / Total Assets
We have a consistent record of solid asset quality.
U.S. Thrifts
(a)
NYB

62.44% 62.54%
63.07%
62.40%
64.53%
66.03% 64.81% 65.51%
37.08%
28.86%
21.46%
23.59%
25.32%
30.50% 30.20%
28.74%
1999 2000 2001 2002 2003 2004 2005 9 Mos. 2006
Efficiency Ratio
We consistently rank among the most efficient bank holding
companies in the nation.
U.S. Thrifts
(a)
NYB
(b)
(a) SNL DataSource
(b) Operating efficiency ratio.  Please see pages 25 and 26 for a reconciliation of our GAAP and operating efficiency ratios.

Our efficiency has been driven by our approach to lending,
product development, and branch expansion.
Multi-family and commercial real estate lending are both broker-driven without cost to the Company.
One-to-four family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating income for the Company.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
46 of our 166 branches are located in-store.
Franchise expansion has largely stemmed from mergers and acquisitions.

Much of our growth has been acquisition-driven.
5.63%
5.43%
1.4
13.8
7.1
28.9
19.8
$14.7
166
w/ ABNY
9/30/06
5.19% 3.97% 3.65% 4.12% 7.19% Tangible equity / tangible assets
(a)
1.3 0.9 0.3 0.2 0.1 Tangible stockholders’ equity
(a)
31.2 26.3 23.4 9.2 4.7 1.9 Total assets
5.41% 4.13% 3.60% 4.11% 7.19%
Tangible equity / tangible assets
excluding after-tax mark-to-market
adjustment on securities
(a)
15.3 12.1 10.3 5.5 3.3 1.0 Total deposits
7.7 6.9 6.0 3.0 1.4 0.4 Core deposits
21.5
(c)
17.0 10.5 5.4 3.6 1.6 Total loans
$14.7
(c)
$12.9 $  7.4 $3.3 $1.9 $1.3 Multi-family loans
190 152 139 120 86 14 Number of branches
Pro Forma
w/ PFSB
(b)
w/ LICB
12/31/05
w/ RSLN
12/31/03
w/ RCBK
12/31/01
w/ HAVN
12/31/00 12/31/99
(dollars in billions)
(a) Please see page 27 for a reconciliation of our GAAP and non-GAAP capital measures.
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
(c) Prior to post-merger balance sheet repositioning.

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,700
$14,725
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$5,057
$6,750
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 9/30/06 Pro Forma
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
(a) Amounts exclude net deferred loan origination fees and costs.
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
(c) Prior to post-merger balance sheet repositioning.
$5,405 $5,489 $10,499
Loans Outstanding
(a)
Multi-family loans:  42.5% CAGR
Total loans:  46.8% CAGR
$13,396 $17,029 $3,636 $1,611 $19,757
Acquisitions have contributed to our loan growth over the past six years…
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
Total Loans: $21,475
w/ PFSB (b)(c)

$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$6,639
$7,546
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$5,943
$6,463
$720
$739
$846
$1,170
$1,245
$465
$455
$171
$40
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 9/30/06 Pro Forma
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $13,752
Total deposits:  48.1% CAGR
Core deposits:  54.0% CAGR
Demand deposits:  66.4% CAGR
CDs
NOW, MMAs, and Savings
Demand deposits
(in millions)
Deposits
…and have significantly bolstered the growth of our deposits.
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
$15,254
w/ PFSB (a)
(a) Pending approval of PFSB’s shareholders and the customary regulatory agencies.

The PFSB transaction is consistent with our proven growth-
through-acquisition strategy.
ABNY
Provides cost-effective deposits to fund loan growth
Provides opportunities for profitable post-merger
balance sheet repositioning
Extends our geographic footprint within the Metro
New York region
Strengthens our deposit market share in existing
markets
Immediately accretive to GAAP and cash earnings
PFSB
(a)
LICB RSLN RCBK HAVN
(a) Pending approval of PFSB’s shareholders and the customary regulatory agencies.

The acquisition of PFSB is expected to be completed on or about
March 31, 2007.
(a)
Purchase Price per Share
Transaction Value
Form of Consideration
Exchange Ratio
Transaction Structure
Estimated Cost Savings
Revenue Synergies
Estimated Transaction Costs
Estimated Core Deposit Intangible
Termination Fee
Due Diligence
$19.50
(b)
$260 million
100% NYB Common Stock
Fixed at 1.222 NYB shares for each PFSB share
Tax-free exchange
$9.0 million pre-tax (represents 40% of PFSB’s pre-
tax operating expenses); 100% realized in 2007
None assumed
$18.6 million after-tax
3% of PFSB’s non-CDs amortized over 10 years
(sum-of-the-years digits)
$10 million (3.8% of transaction value)
Completed
(a) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
(b) Based on our closing price of $15.96 on November 2, 2006.

The PFSB acquisition is expected to enhance our franchise, our balance sheet, and our earnings…
Strengthens our market share in New Jersey
– Improves our position from 26 to 7 in Essex County
– Solidifies our position in Hudson and Union Counties
Expands our footprint into Ocean, Middlesex, and Monmouth
Counties
Provides cost-effective retail deposits to fund loan growth
Franchise
Enhancing
Expected to be immediately accretive to our GAAP and cash
earnings
Double-digit internal rate of return without assumed revenue enhancements from balance sheet repositioning
Low core deposit premium of 10.8%
(a)
Attractive
Transaction Pricing
(a) Calculated as transaction value less tangible book value divided by total deposits less CDs > $100,000.
th
th

…while providing opportunities for future revenue growth.
Significant Cost
Savings and
Revenue
Enhancement
Opportunities
PFSB’s current efficiency ratio is 62.2% compared to 40.7% for NYB
Estimated cost savings of approximately 40% of PFSB’s pre-tax operating expenses to be fully realized in 2007
Expected sale of PFSB’s 1–4 family loans and securities to provide liquidity for the production of multi-family and other higher-yielding loans
$9.0 million in potential additional earnings from proposed post-merger balance sheet repositioning
(a)
Low Execution
Risk
We have a strong integration track record – five transactions completed since 11/2000
PFSB’s assets = approximately 8% of NYB’s current assets
PFSB is well capitalized, with a total risk-based capital ratio of 13.43%
(b)
Low credit risk – PFSB has a strong record of asset quality
(b)
– NPAs/Total Assets = 0.09%
– NPLs/Total Loans = 0.12%
– Net Charge-offs/Avg. Loans = 0.01%
No social issues – a common focus on community banking
Pro formas reflect conservative cost savings assumptions and no revenue enhancement
(a) Assumes PFSB’s 1-4 family loans and securities are replaced by multi-family and other higher-yielding loans.
(b) Data at or for the nine months ended September 30, 2006.

The PFSB transaction is attractively priced.
2.68 2.01 Price/Book Value
(e)
-- 9.4
Price / 2007 Projected EPS + Cost Savings + Balance Sheet
Repositioning Synergy
(d)
3.02 2.01 Price/Tangible Book Value
(e)
-- 11.8 Price / 2007 Projected EPS + Balance Sheet Repositioning Synergy
(d)
20.0% 10.8% Core Deposit Premium
(f)
-- 14.0 Price / 2007 Projected EPS + Cost Savings
(c)
20.6 20.0 Price / 2007 Projected EPS
(b)
24.0x 21.7x Price / LTM Earnings
Comparable
Bank and Thrift
Transactions
(a)
NYB-PFSB
Source:  SNL Financial and SEC Filings
(a) Comparable transactions include selected bank and thrift deals in NY, NJ, PA, and MD.  Median values presented.
(b) 2007 EPS based on I/B/E/S consensus estimate of $0.97.
(c) Based on estimated cost savings of $9.0 million (pre-tax).
(d) Balance sheet repositioning assumes PFSB’s 1-4 family loans and securities are replaced by multi-family and other higher-yielding loans.
(e) Book value and tangible book value per share at September 30, 2006.
(f) Calculated as transaction value less tangible book value divided by total deposits less CDs > $100,000.

With the acquisition of PFSB, we will extend our geographic
footprint in New Jersey and strengthen our market share.
NYB
PFSB
Bronx
Manhattan
Richmond
Kings
Queens
Nassau
Suffolk
Westchester
Essex
Union
Middlesex
Monmouth
Ocean
Hudson
Essex 13 $0.90
Ocean 3 0.14
Monmouth 3 0.13
Middlesex 2 0.13
Hudson 2 0.08
Union 1 0.04
Total 24 $1.43
PFSB Deposits by County (a)
County Branches Deposits ($B)
Source:  SNL Financial
(a) At June 30, 2006.

Our recent commercial bank acquisitions have supported our
net interest margin in a challenging yield curve environment.
The acquisition of LICB:
-
Added $347 million of low-cost core deposits, including $100 million of non-
interest-bearing accounts on 12/30/05
The acquisition of ABNY:
-
Added $1.4 billion of low-cost core deposits, including $496 million of non-
interest-bearing accounts on 4/28/06
The post-merger repositioning of our liabilities:
-
Used the proceeds from the post-merger sale of securities to prepay $886 million of wholesale borrowings with a weighted average cost of 5.93% in 2Q 06
-
Reduced higher-cost brokered deposits
-
Extended $1.2 billion of wholesale borrowings to an average call date of 2.4 years
($2.5 billion year-to-date to an average call date of 2.6 years in 1H 06)
Our net interest margin:
-
1Q 06:  2.28%
-
2Q 06:  2.29%
-
3Q 06:  2.24%

2Q 2006:
-
Sold $1.2 billion of securities acquired in the LICB and ABNY transactions and used the proceeds to reduce our higher-cost sources of funds
-
Completed the consolidation of our back-office operations
3Q 2006:
-
Established new executive-level position to emphasize our focus on building a sales and service culture throughout our branch network
-
Retained key personnel to maintain lending / depository relationships with major business customers
-
Combined our community and commercial bank Premier Banking Groups to enhance service to existing clients and build new relationships both here and overseas
4Q 2006:
-
New York Commercial Bank’s data processing systems have been upgraded
-
ABNY’s data processing systems have been integrated with New York Commercial Bank’s
-
Cross-sales training initiative to be launched throughout the branch network
-
Performance-driven incentive program for branch personnel to be rolled out
1Q 2007:
-
Initiate sale of New York Commercial Bank products throughout the New York Community
Bank franchise, while providing superior small and mid-size business solutions
The integration of Atlantic Bank is progressing on schedule.

We are committed to building value by building our business.
We are focused on:
Enhancing our asset mix by originating commercial loans to small and mid-size businesses in our market, while growing our multi-family, construction, and commercial real estate loan portfolios
Maintaining the quality of our assets by adhering to our traditional credit standards
Utilizing the cash flows from the sale of securities and 1-4 family loans to originate higher-yielding loans and reduce our higher-cost funding sources
Expanding and diversifying our deposit mix
Improving our net interest margin by replacing our high-cost wholesale sources of funds with lower-cost retail deposits
Demonstrating our capacity to execute accretive merger transactions while maintaining our efficiency and making our franchise more valuable
Maintaining a high level of customer service
Maintaining the strength of our tangible capital measures
Maintaining the payment of a strong dividend

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
11/14/2006
For More Information

The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the nine months ended September 30, 2006:
Reconciliation of GAAP and Non-GAAP Measures
Adjustment:
37.08% 37.54% Efficiency ratio
$182,863 $182,863 Operating expenses
$493,134 $487,063 non-interest income
Adjusted total net-interest income and
6,071 -- rate swaps
Loss on mark-to-market of interest
$487,063 $487,063 Total net interest income and non-interest income
Operating GAAP
(dollars in thousands)
2006
Ended September 30,
For the Nine Months

The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 1999, 2000,
2001, 2003, 2004, and 2005. For the year ended December 31, 2002, the Company’s GAAP and operating efficiency ratios were the same.
Reconciliation of GAAP and Non-GAAP Measures
Adjustment:
Adjustments:
For the Years Ended December 31,
1999 2000 2001 2003 2004 2005
38.04%
$112,757
--
$112,757
$296,431
--
--
--
$296,431
GAAP
30.50%
$  89,957
(22,800)
$112,757
$294,931
(1,500)
--
--
$296,431
Operating
30.20%
$  24,530
(24,800)
$  49,330
$  81,226
(13,500)
--
--
$  94,726
Operating
52.08%
$49,330
--
$49,330
$94,726
--
--
--
$94,726
GAAP
21.46%
$193,632
--
$193,632
$902,464
--
157,215
8,209
$737,040
Operating
28.74% 29.95% 23.59% 25.32% 26.27% 28.86% 34.14% Efficiency ratio
$20,525 $21,390 $148,950 $169,373 $193,632 $200,033 $236,621 Adjusted operating expenses
(865) -- (20,423) -- -- (36,588) -- Merger-related charge
$21,390 $21,390 $169,373 $169,373 $193,632 $236,621 $236,621 Operating expenses
$71,426 $71,426 $631,349 $668,962 $737,040 $693,068 $693,068 non-interest income
-- -- -- -- -- -- -- Balance sheet repositioning charge
-- -- (37,613) -- -- -- -- Gain on sale of branches
Adjusted total net interest income and
-- -- -- -- -- -- -- impairment
Loss on other-than-temporary
$71,426 $71,426  $668,962 $668,962 $737,040 $693,068 $693,068
Total net interest income and
non-interest income
Operating GAAP Operating GAAP GAAP Operating GAAP (dollars in thousands)

The following table presents a reconciliation of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted stockholders’ equity;
total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, 2003, 2004, and
2005 and at September 30, 2006:
Reconciliation of GAAP and Non-GAAP Measures
December 31, September 30,
1999 2000 2001 2002 2003 2004 2005 2006 (dollars in thousands)
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (111,430) Core deposit intangibles
7.19% 4.11% 3.60% 5.78% 4.13% 5.39% 5.41% 5.63%
Adjusted tangible stockholders’ equity to adjusted
tangible assets
$1,906,835 $4,591,895 $8,526,767 $10,602,222 $21,458,631 $22,039,532 $24,272,340 $26,716,531 Adjusted tangible assets
-- (820) (3,715) (34,852) 34,640 40,697 55,857 55,626
Add back:  Net unrealized losses (gains)
on securities
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,660,905 Tangible assets
$137,141 $188,520 $307,266 $612,642 $885,951 $1,188,120 $1,313,512 $1,504,255 Adjusted tangible stockholders’ equity
-- (820) (3,715) (34,852) 34,640 40,697 55,857 55,626
Add back:  Net unrealized losses (gains)
on securities
$137,141 $189,340 $310,981 $647,494 $851,311 $1,147,423 $1,257,655 $1,448,629 Tangible stockholders’ equity
7.19% 4.12% 3.65% 6.09% 3.97% 5.22% 5.19% 5.43% Tangible stockholders’ equity to tangible assets
7.19% 6.53% 10.68% 11.70% 12.24% 13.26% 12.65% 12.83% Stockholders’ equity to total assets
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,660,905 Tangible assets
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,151,951) Less: Goodwill
$1,906,835 $4,710,785 $9,202,635 $11,313,092 $23,441,337 $24,037,826 $26,283,705 $28,924,286 Total assets
$137,141 $  189,340 $  310,981 $   647,494 $     851,311 $  1,147,423 $  1,257,655 $  1,448,629 Tangible stockholders’ equity
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (111,430) Core deposit intangibles
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,151,951) Less: Goodwill
$137,141 $  307,410 $  983,134 $1,323,512 $  2,868,657 $  3,186,414 $  3,324,877 $  3,712,010 Total stockholders’ equity